Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Market Trend Fund
A series of LoCorr Investment Trust

Class A: LOTAX
Class C: LOTCX
Class I: LOTIX

Supplement dated July 25, 2016 to the Prospectus dated May 1, 2016, as supplemented May 23, 2016.

In the section entitled “Management” beginning on page 15 of the Prospectus, the following replaces the previously disclosed information for the Graham Tactical Trend Strategy located under the sub-section entitled “Prior Performance of GCM”:

The chart below shows the net annual returns for the Tactical Trend accounts for the calendar years shown, adjusted to reflect the fees, expenses and interest income as described above.  Rates of return are asset-weighted and are calculated as the change in total capital, as adjusted for subscriptions and redemptions during the period.

Name	2006(1)	2007	2008	2009	2010	2011	2012	2013(2)	2014	2015
Tactical Trend	6.24%	14.73%	28.88%	4.69%	3.51%	-1.12%	3.42%	7.71%	22.02%	4.93%
Barclays CTA Index(3)	2.99%	7.64%	14.09%	-0.10%	7.05%	-3.09%	-1.70%	-1.42%	7.62%	-1.50%
(1) Period from inception of the proprietary account on 10/1/2006 to 12/31/2006.
(2) The first client account commenced trading on 11/1/2013.
(3) The Barclays CTA Index is a leading industry benchmark of representative performance of investment vehicles of commodity trading advisors. There are 535 programs included in the calculation of the Barclays CTA Index for the year 2015, which is unweighted and rebalanced at the beginning of each year.

*   *   *   *   *

You should read this Supplement in conjunction with the Prospectus dated May 1, 2016, as supplemented May 23, 2016.  The Prospectus provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission.  The Prospectus is available upon request and without charge by calling the Fund toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.